77O.   Transactions effected pursuant to Rule 10f-3


-Affiliated Underwriting Syndicate Transactions (Rule 10f-3)
PIMCO Funds: Pacific Investment Management Series - PIMS and Private Account Portfolio Series - PAPS



The securities were acquired pursuant to the following conditions: The securities are:

(i)	part of an issue registered under the Securities Act of 1933 as amended, (the 1933 Act) that is being offered to the public;
(ii)	municipal securities that have received an investment grade rating from at least one nationally recognized statistical rating organization;
(iii)	securities sold in a public offering of securities conducted under the laws of a country other than the United States subject to certain limitations; or
(iv)	securities sold in an offering of securities offered or sold in transactions exempt from registration under section 4(2) of the 1933 Act, or rule 144A or rules 501 to 508 under the 1933 Act to persons that the seller believes to include qualified institutional buyers.

2. The securities must be purchased prior to the end of the first day of the offering, at a price no higher than that paid by other purchasers.

3. The securities must be offered pursuant to a firm commitment underwriting agreement.

4.  The commission, spread or profit received must be reasonable and fair.


5. For securities sold in a public offering in the U.S. or another country, or sold in transactions exempt from U.S. registration, the issuer or its predecessor, must have been in continuous operation for not less than three years.

6. The amount of securities of any class of an issue to be purchased by an investment company, plus other investment companies having the same investment adviser may not exceed 25% of the offering.

7. The security may not be purchased from an officer, director, member of an advisory board, investment adviser or employee of the investment company or from a firm of which any of the foregoing is an affiliate.



Fund
Description
Trade Date
Broker
Other Syndicate Members
% of Issuance
Purchased Price


TRANSACTIONS: April 1, 2003 - September 30, 2003


PIMS Convertible Fund
Allied Waste Industries Conv.
04/04/2003
Broker:
Citigroup
Other Syndicate Members:
Deutsche Bank
Salomon Smith Barney
UBS Warburg
Bank One Capital Markets
BNP PAribas
Credit Lyonnais
Scotia Capital
0.17%
100.000



PIMS Convertible Fund (Continued)
Electronic Data Systems 144A RRT
06/25/2003
Broker:
Bank of America Securities
Other Syndicate Members:
Bank of America Securities
Citigroup
ABN Amro
BNP Paribas
Credit Suisse First Boston Corp.
Deutsche Bank
Dresdner Kleinwort Wasserstein
HSBC Securities
JP Morgan
Merrill Lynch
Royal Bank of Scotland
SG Cowen Securities
0.03%
100.000



PIMS Emerging Markets Bond Fund
South Africa (Rep of) Gbl Bd
05/09/2003
Broker:
Citigroup
Other Syndicate Members:
Citigroup
Dresdner Kleinwort Wasserstein
1.00%
99.240


PIMS European Convertible Fund
Vivendi Universal SR NT
04/03/2003
Broker:
Goldman Sachs
Other Syndicate Members:
Bank of America Securities
Goldman Sachs
JP Morgan
Royal Bank of Scotland
Salomon Smith Barney
BNP Paribas
Credit Agricole Indosuez
Credit Lyonnais
Natexis Banques Populaires
Societe Generale
0.02%
100.000



PIMS High Yield Fund
Allied Waste North America SR NT
04/04/2003
Broker:
JP Morgan Chase
Other Syndicate Members:
Deutsche Bank
Salomon Smith Barney
UBS Warburg
Bank One Capital Markets
BNP Paribas
Credit Lyonnais
Scotia Capital
1.57%
100.000



PIMS High Yield Fund (Continued)
Arch Western Finance 144A W/RRTS
06/19/2003
Broker:
Citigroup
Other Syndicate Members:
Citigroup
JP Morgan
Morgan Stanley
Bank of New York
BNP Paribas
Credit Lyonnais
Credit Suisse First Boston Corp.
Merrill Lynch
PNC Capital Markets
US Bank
2.98%
100.000



PIMS High Yield Fund (Continued)
Forest City Enterprises SR NT
05/14/2003
Broker:
Goldman Sachs
Other Syndicate Members:
Goldman Sachs
ABN Amro
Bank of New York
Comerica Bank
Credit Lyonnais
Fleet Securities
McDonald Investments, Inc.
Merrill Lynch
Natcity Investments
US Bancorp Piper Jeffray
3.00%
100.000



PIMS High Yield Fund (Continued)
Millennium Amer. Anc. 144A W/RRT
04/22/2003
Broker:
JP Morgan Chase
Other Syndicate Members:
Bank of America Securities
JP Morgan
BNP Paribas
Daiwa Bank Limited
SG Cowen Securities
Credit Lyonnais
4.95%
109.000



PIMS High Yield Fund (Continued)
Owens-Brockway Glass 144A
04/29/2003
Broker:
Bank of America Securities
Other Syndicate Members:
Deutsche Bank
Bank One Capital Markets
Citigroup
Bank of America Securities
BNP Paribas
Fleet Securities
Goldman Sachs
Scotia Capital
Credit Lyonnais
4.58%
100.000



PIMS High Yield Fund (Continued)
Vivendi Universal SR NT 144A W/RRTS
04/03/2003
Broker:
Goldman Sachs
Other Syndicate Members:
Bank of America
Goldman Sachs
JP Morgan
Royal Bank of Scotland
Salomon Smith Barney
BNP Paribas
Credit Agricole Indosuez
Credit Lyonnais
Natexis Banques Populaires
Societe Generale
1.60%
100.000



PIMS Investment Grade Corp. Bond Fund
Liberty Media Corp. NT
04/30/2003
Broker:
Lehman Brothers, Inc.
Other Syndicate Members:
Citigroup
Lehman Brothers, Inc.
Merrill Lynch
Bank of America Securities
BNY Capital Markets
Deutsche Bank
Fleet Securities
JP Morgan
RBC Capital MArkets
Scotia Capital
Credit Lyonnais
TD Securities
Wachovia Securities
0.10%
99.930



PAPS Emerging Markets Portfolio
South Africa (Rep of) Gbl Bd
05/09/2003
Broker:
Citigroup
Other Syndicate Members:
Citigroup
Dresdner Kleinwort Wasserstein
3.02%
99.240



PAPS High Yield Portfolio
Arch Western Finance 144A W/RRTS
06/19/2003
Broker:
Citigroup
Other Syndicate Members:
Citigroup
JP Morgan
Morgan Stanley
Bank of New York
BNP Paribas
Credit Lyonnais
Credit Suisse First Boston Corp.
Merrill Lynch
PNC Capital Markets
US Bank



PAPS High Yield Portfolio (Continued)
Forest City Enterprises SR NT
05/14/2003
Broker:
Goldman Sachs
Other Syndicate Members:
Goldman Sachs
ABN Amro
Bank of New York
Comerica Bank
Credit Lyonnais
Fleet Securities
McDonald Investments, Inc.
Merrill Lynch
Natcity Investments
US Bancorp Piper Jeffray
0.13%
100.000



PAPS High Yield Portfolio (Continued)
Vivendi Universal SR NT W/RRTS
04/03/2003
Broker:
Goldman Sachs
Other Syndicate Members:
Bank of America
Goldman Sachs
JP Morgan
Royal Bank of Scotland
Salomon Smith Barney
BNP Paribas
Credit Agricole Indosuez
Credit Lyonnais
Natexis Banques Populaires
Societe Generale
0.11%
100.000



PAPS Investment Grade Corp. Portfolio
Liberty Media Corp. NT
04/30/2003
Broker:
Lehman Brothers, Inc.
Other Syndicate Members:
Citigroup
Lehman Brothers, Inc.
Merrill Lynch
Bank Of America Securities
BNY Capital Markets
Deutsche Bank
Fleet Securities
JP Morgan
RBC Capital Markets
Scotia Capital
Credit Lyonnais
TD Securities
Wachovia Securities
0.20%
99.630



PIMS Diversified Fund
DEX Media West SR NT 144A W/RRTS
08/15/2003
Broker:
JP Morgan Chase Bank
Other Syndicate Members:
Bank of America Securities
Deutsche Bank
JP Morgan
Lehman Brothers, Inc.
Wachovia Securities
Bear Stearns
Credit Lyonnais
ING Barings Capital
Royal Bank of Scotland
Scotia Capital
0.00%
100.000



PIMS High Yield Fund
Dynegy Holdings Inc. FRN 144A W/RRTS
08/01/2003
Broker:
Credit Suisse First Boston Corp.
Other Syndicate Members:
Bank of America Securities
Citigroup
JP Morgan
Lehman Brothers, Inc.
Morgan Stanley
ABN Amro
Bank One Capital
Credit Lyonnais
Deutsche Bank
SG Cowen
2.22%
100.000



PIMS High Yield Fund (Continued)
DEX Media West SR NT 144A W/RRTS
08/15/2003
Broker:
JP Morgan Chase Bank
Other Syndicate Members:
Bank Of America Securities
Deutsche Bank
JP Morgan
Lehman Brothers, Inc.
Wachovia Securities
Bear Stearns
Credit Lyonnais
ING Barings Capital
Royal Bank of Scotland
Scotia Capital
2.27%
100.000



PIMS High Yield Fund (Continued)
DEX Media West SR NT 144A W/RRTS
08/15/2003
Broker:
JP Morgan Chase Bank
Other Syndicate Members:
Bank Of America Securities
Deutsche Bank
JP Morgan
Lehman Brothers, Inc.
Wachovia Securities
Bear Stearns
Credit Lyonnais
ING Barings Capital
Royal Bank of Scotland
1.20%
100.000



PAPS High Yield Portfolio
DEX Media West SR NT 144A W/RRTS
08/15/2003
Broker:
JP Morgan Chase Bank
Other Syndicate Members:
Bank of America Securities
Deutsche Bank
JP Morgan
Lehman Brothers, Inc.
Wachovia Securities
Bear Stearns
Credit Lyonnais
ING Barings Capital
Royal Bank of Scotland
Scotia Capital
0.07%
100.000



PAPS High Yield Portfolio (Continued)
DEX Media West SR NT 144A W/RRTS
08/15/2003
Broker:
JP Morgan Chase Bank
Other Syndicate Members:
Bank of America Securities
Deutsche Bank
JP Morgan
Lehman Brothers, Inc.
Wachovia Securities
Bear Stearns
Credit Lyonnais
ING Barings Capital
Royal Bank of Scotland
Scotia Capital
0.04%
100.000